UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Colgate-Palmolive Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Annual Stockholders Meeting to Be Held on May 8, 2020

COLGATE-PALMOLIVE COMPANY

COLGATE-PALMOLIVE COMPANY
300 PARK AVENUE
NEW YORK, NY 10022-7499

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 9, 2020
Date: May 8, 2020	Time: 10:00 a.m. Eastern Daylight Time

Location:	Meeting live via the internet-please visit www.virtualshareholdermeeting.com/CL2020.

This year Colgate-Palmolive Company’s annual meeting will be hosted virtually. To attend the meeting please visit www.virtualshareholdermeeting.com/CL2020 and have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement                           2019 Annual Report

How to View Materials Online:

Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before April 24, 2020.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com to vote up until 11:59 p.m. Eastern Daylight Time on May 7, 2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/CL2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 7, 2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card (see instructions above).

Voting Items

The Board of Directors recommends a vote “FOR” each of the nominees for director.

1.	Election of directors

Nominees:

1a. John P. Bilbrey

1b. John T. Cahill

1c. Lisa M. Edwards

1d. Helene D. Gayle

1e. C. Martin Harris

1f. Martina Hund-Mejean

1g. Lorrie M. Norrington

1h. Michael B. Polk

1i. Stephen I. Sadove

1j. Noel R. Wallace

The Board of Directors recommends a vote “FOR” proposals 2 and 3.

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.

3.	Advisory vote on executive compensation.

The Board of Directors recommends a vote “AGAINST” proposals 4 and 5.

4.	Stockholder proposal on independent Board Chairman.

5.	Stockholder proposal to reduce the ownership threshold to call special stockholder meetings to 10%.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the
Annual Stockholders Meeting to Be Held on May 8, 2020

COLGATE-PALMOLIVE COMPANY

COLGATE-PALMOLIVE COMPANY
300 PARK AVENUE
NEW YORK, NY 10022-7499

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 9, 2020
Date: May 8, 2020	Time: 10:00 a.m. Eastern Daylight Time

Location:	Meeting live via the internet-please visit www.virtualshareholdermeeting.com/CL2020.

This year Colgate-Palmolive Company’s annual meeting will be hosted virtually. To attend the meeting please visit www.virtualshareholdermeeting.com/CL2020 and have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you have a plan interest in shares in the above-named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of 2020 Annual Meeting of Stockholders and Proxy Statement                           2019 Annual Report

How to View Materials Online:

Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

To facilitate timely delivery, please make the request as instructed above on or before April 24, 2020.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by internet, go to www.proxyvote.com. Use the internet to vote up until 11:59 p.m. Eastern Daylight Time on May 6, 2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Telephone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote up until 11:59 p.m. Eastern Daylight Time on May 6, 2020. Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card (see instructions above).

Voting Items

The Board of Directors recommends a vote “FOR” each of the nominees for director.

1.	Election of directors

Nominees:

1a. John P. Bilbrey

1b. John T. Cahill

1c. Lisa M. Edwards

1d. Helene D. Gayle

1e. C. Martin Harris

1f. Martina Hund-Mejean

1g. Lorrie M. Norrington

1h. Michael B. Polk

1i. Stephen I. Sadove

1j. Noel R. Wallace

The Board of Directors recommends a vote “FOR” proposals 2 and 3.

2.	Ratify selection of PricewaterhouseCoopers LLP as Colgate’s independent registered public accounting firm.

3.	Advisory vote on executive compensation.

The Board of Directors recommends a vote “AGAINST” proposals 4 and 5.

4.	Stockholder proposal on independent Board Chairman.

5.	Stockholder proposal to reduce the ownership threshold to call special stockholder meetings to 10%.